SHARE-BASED COMPENSATION - Disclosure of fair value of options (Details)	12 Months Ended
	Dec. 31, 2025 CAD ($) Year	Dec. 31, 2024 CAD ($) Year
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected term (years) | Year	5	5
Volatility	64.00%	64.00%
Dividend yield	0.00%	0.00%
Risk free interest rate	3.10%	3.50%
Weighted average grant-date fair value | $	$ 1.73	$ 1.05